UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 1, 2006

AFTERMARKET TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 271-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2006, Aftermarket Technology Corp. granted shares of restricted stock and stock options to the following executive officers:

	Number of Shares of Restricted Stock	Number of Stock Options
Donald T. Johnson, Jr.	18,750	56,250
Todd R. Peters	5,625	16,875
William L. Conley, Jr.	2,813	8,437
Brett O. Dickson	2,813	8,437
John J. Machota	2,813	8,437
John M. Pinkerton	2,813	8,437
Mary T. Ryan	2,813	8,437
Joseph Salamunovich	2,813	8,437

The restricted stock vests in one-third increments on each of June 1, 2007, 2008 and 2009. No consideration was paid for the restricted stock. The options vest and become exercisable in one-third increments on each of June 1, 2007, 2008 and 2009 and expire on June 1, 2016. The option exercise price is $24.69 (the closing price of our stock on the Nasdaq Global Market System on the date of grant).

On June 1, 2006, we also granted 1,500 shares of restricted stock and 4,500 stock options to each of our independent directors (Robert L. Evans, Curtland E. Fields, Dr. Michael J. Hartnett, Michael D. Jordan, S. Lawrence Prendergast and Edward Stewart). The restricted stock vests in one-third increments on each of June 1, 2007, 2008 and 2009. No consideration was paid for the restricted stock. The options vest and become exercisable in one-third increments on each of June 1, 2007, 2008 and 2009 and expire on June 1, 2016. The option exercise price is $24.69 (the closing price of our stock on the Nasdaq Global Market System on the date of grant).

On June 1, 2006, we approved special contributions to our nonqualified deferred compensation plan in the following amounts for the following executive officers:

Contribution to Deferred Comp Plan
Donald T. Johnson, Jr.	$1,393.48
William L. Conley, Jr.	$1,973.46
Brett O. Dickson	$2,010.41
John J. Machota	$1,433.33
John M. Pinkerton	$1,884.75
Mary T. Ryan	$1,362.22

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1*
Aftermarket Technology Corp. 2006 Stock Incentive Plan (previously filed as Exhibit 4 to the Company’s Registration Statement on Form S-8 filed on June 1, 2006, Commission File No. 333-134644, and incorporated herein by this reference)

Exhibit 10.2*	Standard Terms and Conditions Governing Nonemployee Director Stock Options Granted under the Aftermarket Technology Corp. 2006 Stock Incentive Plan

Exhibit 10.3*	Standard Terms and Conditions Governing Employee Nonqualified Stock Options Granted under the Aftermarket Technology Corp. 2006 Stock Incentive Plan

Exhibit 10.4*	Form of Restricted Stock Agreement for Nonemployee Directors

Exhibit 10.5*	Form of Restricted Stock Agreement for Employees
_____________________
* Compensation plan or arrangement in which directors or executive officers are eligible to participate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFTERMARKET TECHNOLOGY CORP.

Date: June 6, 2006	By:	/s/ Joseph Salamunovich
Vice President